Emerging Markets
Growth Fund/SM/

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[watermark of the globe]

Annual Report
For the Year Ended June 30, 2001

DEAR SHAREHOLDERS:

Before reviewing our 2001 fiscal year, we would like to acknowledge a milestone. Shortly before the close of the 12 months ended June 30, Emerging Markets Growth Fund celebrated its 15th birthday. During its lifetime, the fund has grown dramatically. Net assets are nearly $18 billion today, compared with $50 million in 1986. Meanwhile, the number of shareholders has increased from about a dozen to more than 700.

Our total return for the 15 years - 1,075.7% - works out to an average compound return of 17.7% a year with dividends reinvested. That figure has to be considered gratifying in view of the poor conditions prevailing in our investment universe for most of the past five years. From July 1996 through June 2001 - one-third of the fund's lifetime - the Morgan Stanley Capital International Emerging Markets Free (EMF) Index, which tracks stocks in 26 developing countries, fell just over 28%. EMGF held its ground better than the index; the fund's results for the five-year period were essentially flat.

A closer look at our lifetime figures shows that Emerging Markets Growth Fund has generated gains in 12 of the 15 years. In four of those 12, the total return exceeded 30%, including three years when it was more than 40%. Negative returns were recorded in fiscal 1995 (-1.2%), in 1998 (-27.6%) and this past year, when the value of an investment fell 29.3% while the EMF Index went down 25.8%.

[Begin Sidebar]
EMGF TOTAL RETURNS VS. MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (EMF) INDEX for periods ended 6/30/01 (with distributions reinvested)

               EMERGING MARKETS         ANNUALIZED      MSCI EMERGING            ANNUALIZED
               GROWTH FUND (EMGF)                       MARKETS FREE INDEX

3 Years        +7.1                      +2.3%          +4.5                      +1.5%
5 Years        +0.2                     +0.0            -28.2                    -6.4
10 Years       +142.2                   +9.2            +60.2                    +4.8
Lifetime       +1,075.7                 +17.7           *                        *

*The MSCI Emerging Markets Free Index did not start until 12/31/87.

[End Sidebar]


THE YEAR IN REVIEW

Virtually all of the 29.3% decline took place in the first half of fiscal 2001. As we indicated in our semi-annual report, the selloff during that period was brought on by a combination of three events: the worldwide impact of rising energy prices and higher interest rates together with repercussions from the bursting of the Internet stock bubble. In the second fiscal half, the fund showed a drop of 1.0%, while the EMF Index was off 1.6%. Markets in most industrialized nations did less well during this period; the Morgan Stanley Capital International World Index, which reflects stock price movements in 23 developed countries, fell 10.4%.

For the fund, the final six months of fiscal 2001 got off to a strong start with a gain of 15.6% in January. The principal driving force behind that upturn was the shift in direction of short-term interest rates that began in the United States and spread to other countries. The decision by the Federal Reserve to start cutting rates was viewed as very encouraging news in the developing world, where a lowering of rates reduces debt service costs and in the past has often led to improved returns on equities.

Unfortunately, in February the advance was derailed by a currency and banking crisis in Turkey, where the fund was substantially overweighted relative to the EMF Index. This was, to some extent, a resumption of a crisis that had erupted in November and, for a while, seemed to be on its way toward a resolution with the help of the International Monetary Fund. During the week of February 19, however, huge sums of money poured out of the country again and the value of the Turkish lira plunged, as did stock prices. Over a stretch of four days, the fund's share value lost four percentage points relative to the index, one of the steepest short-term drops ever vis-a-vis our principal benchmark.

The overall investment climate was further damaged during this time by a steady flow of disappointing earnings reports and other negative news from the corporate arena, including the semiconductor and telecommunications industries, two areas where the fund has extensive holdings.

As frequently happens, the markets overreacted to these developments, creating an oversold condition that set the stage for another rally. In April and May, the fund regained some lost ground, outpacing the EMF Index. This upturn was aided by signs that the Turkish situation might be stabilizing and was led by technology stocks that had taken a hard tumble. The April-May advance, however, did not continue. Both the fund and the index fell back in June.


[Begin Sidebar]
TEN LARGEST EQUITY HOLDINGS

                                            PERCENT      PERCENT OF GAIN/LOSS FOR
                                            OF NET       THE 12 MONTHS ENDED
                                            ASSETS       6/30/01*(IN U.S. DOLLARS)

Taiwan Semiconductor Manufacturing          5.1%         -45.3%

Samsung Electronics                         4.5          -57.0

Telefonos de Mexico (Telmex)                3.8          1.4

China Mobile (Hong Kong)                    3.7          -40.1

America Movil                               3.4          -**

LUKoil Holding                              2.3          -6.5

Banco Itau                                  2.3          -0.5

Petroleo Brasileiro (Petrobras)             2.2          -19.3

Grupo Televisa                              2.0          -42.0

Cia. de Bebidas das Americas                1.9          -***


* The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
** America Movil shares were first acquired by the fund when they were distributed in a spin-off from Telmex in February 2001.
*** Cia. de Bebidas das Americas shares were acquired in September 2000 as a result of the merger between Cia. de Bebidas das Americas and Cia. Cervejaria Brahma, which was in the fund's portfolio prior to the merger.
[End Sidebar]


THE FUND'S PORTFOLIO

For the fiscal year, a majority of all stocks in our portfolio declined. Among our 10 largest positions (which account for 31% of net assets), eight were in the portfolio for the entire 12 months, and seven of the eight showed losses. Telmex, our third-largest holding, recorded a small gain of just over 1%.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED

                                     PERCENT       PERCENT        PERCENT        PERCENT        MSCI EMF       MARKET
                                     OF NET        OF NET         OF NET         OF NET         INDEX/1/       VALUE OF
                                     ASSETS        ASSETS         ASSETS         ASSETS         6/30/01        HOLDINGS
                                     6/30/99       6/30/00        12/31/00       6/30/01                       6/30/01(IN
                                                                                                               THOUSANDS)

ASIA-PACIFIC

China                                .4%           1.2%           3.1%           5.2%           7.1%           $922,902

Hong Kong                            .7            1.5            1.4            .8             -              146,351

India                                5.5           8.1            8.8            8.6            6.7            1,516,342

Indonesia                            3.0           1.9            1.7            1.6            .8             284,278

Malaysia                             2.2           2.2            2.1            1.4            6.1/2/         243,813

Pakistan                             .1            -              .1             .1             .3             9,932

Philippines                          2.4           1.0            2.0            1.7            .9             298,765

South Korea                          7.9           15.2           10.3           13.1           11.6           2,307,344

Sri Lanka                            -             -              -              -              -/3/           1,297

Taiwan                               10.9          10.0           8.1            8.9            12.5/4/        1,573,289

Thailand                             .9            .2             .2             .1             1.7            24,884

Vietnam                              -             -              -              -              -              660

                                     34.0           41.3          37.8           41.5           47.7           7,329,857



LATIN AMERICA

Argentina                            4.7           1.1            .8             1.7            1.5            305,909

Brazil                               10.1          10.7           13.9           12.0           9.6            2,115,257

Chile                                3.2           1.0            1.2            1.1            3.4            196,021

Mexico                               14.4          13.7           14.3           16.8           12.6           2,970,185

Panama                               .1            -              .1             .1             -              11,605

Peru                                 1.1           .5             .4              .6            .4             99,885

Republic of Colombia                 -             .1             .1             .1             .2             15,237

Venezuela                            .9            .4             .2             .2             .5             31,564

                                     34.5          27.5           31.0           32.6           28.2           5,745,663



EASTERN EUROPE

Bulgaria                             -             -              -              .1             -              18,198

Czech Republic                       .6            .5             .4             .2             .6             28,152

Hungary                              2.3           1.6            .6             .2             .8             37,534

Kazakhstan                           -             -              -              -              -              900

Poland                               2.0           1.9            2.1            1.7            1.2            296,408

Republic of Croatia                  .6            .3             .5             .5             -              93,036

Russian Federation                   2.0/5/        1.9/5/         2.1/5/         3.1/5/         3.0            540,285

Ukraine                              -             -              -              -              -              589

                                     7.5           6.2            5.7            5.8            5.6            1,015,102



OTHER MARKETS

Botswana                             -             -              -              -              -              4,088

Egypt                                .1            .6             .5             .4             .3/3/          72,866

Estonia                              .1            -              -              -              -              702

Ghana                                .1            -              -              -              -              0

Greece                               1.5           .7             .7             .6             -/3/           106,748

Israel                               1.8           4.2            3.9            2.1            4.6            371,817

Kenya                                -              -             -              -              -              137

Mauritius                            -             -              -              -              -              5,104

Morocco                              .2            .1             .1             .1             .2/3/          17,205

Nigeria                              -             .1             .1             .1             -              18,498

Portugal                             .1            .2             .1             .1             -              17,164

South Africa                         5.6           5.6            5.0            3.7            11.3           643,737

Turkey                               5.2           7.3            6.2            4.4            2.0            773,381

                                     14.7          18.8           16.6           11.5           18.4           2,031,447

Multinational                        2.6           2.7            1.9            2.6                           454,950

Other/6/                             3.3           1.5            1.2            .5                            91,490

Cash & Equivalents                   3.4           2.0            5.8            5.5                           965,026

TOTAL                                100.0%        100.0%         100.0%         100.0%                        $17,633,535


/1/ Morgan Stanley Capital International Emerging Markets Free (EMF) Index also includes Jordan (0.1% at 6/30/01 and at 12/31/00). A dash indicates that the market is not included in the index. Source: Morgan Stanley Capital International Perspective.
/2/ In November 1998, Malaysia was removed from the index; in May 2000, it was re-included at full weight.
/3/ On June 1, 2001, Egypt and Morocco were added to the EMF Index and Greece and Sri Lanka were removed.
/4/ In November 2000, Taiwan's weighting in the index was increased from 65% to
    80% of market capitalization and increased further to 100% on 5/31/01.
/5/ Includes investments in companies incorporated outside the region that have significant operations in the region.
/6/ Includes stocks in initial period of acquisition. Also may include investments in markets where the holdings represent a percentage of net assets of less than 0.05%.
[End Sidebar]

The fund experienced a sizable net inflow of new money - $1.8 billion - over the 12 months. As valuations in the marketplace became progressively more attractive, we used this inflow and the proceeds from the sale of a number of holdings to capitalize on buying opportunities.

[Begin Sidebar]
PERCENT CHANGE IN KEY MARKETS/1/

                                          TWELVE             TWELVE MONTHS        SIX MONTHS           SIX MONTHS
                                          MONTHS ENDED       ENDED 6/30/01        ENDED                ENDED 6/30/01
                                          6/30/01            EXPRESSED IN         6/30/01              EXPRESSED IN
                                          EXPRESSED IN       LOCAL                EXPRESSED IN         LOCAL
                                          U.S. DOLLARS       CURRENCY             U.S. DOLLARS         CURRENCY

Argentina                                 -22.1%             -22.0%               0.4%                 0.6%

Brazil (Free)/2/                          -21.4              0.4                  -11.5                4.8

Chile                                     -4.6               11.1                 4.2                  14.1

China (Free)/2/                           -29.8              -29.8                1.9                  1.9

Colombia                                  30.8               39.4                 38.6                 42.4

Czech Republic                            -16.9              -10.6                -13.2                -7.7

Hungary                                   -35.9              -32.0                -19.3                -17.7

India                                     -32.6              -29.0                -16.7                -16.1

Indonesia (Free)/2/                       -34.9              -15.3                -3.5                 13.6

Israel                                    -25.0              -24.0                -25.7                -24.3

Jordan                                    1.5                1.5                  10.3                 10.3

Malaysia (Free)/2/                        -29.3              -29.3                -12.4                -12.4

Mexico (Free)/2/                          5.8                -1.8                 25.1                 18.3

Pakistan                                  -29.3              -13.6                -18.4                -9.6

Peru                                      -6.8               -6.4                 18.6                 18.1

Philippines (Free)/2/                     -17.5              0.0                  -3.9                 0.8

Poland                                    -29.1              -34.7                -25.0                -27.2

Russia                                    2.5                -/3/                 38.4                 -/3/

South Africa                              2.5                21.9                 4.8                  11.6

South Korea                               -38.5              -28.3                18.5                 21.9

Taiwan                                    -43.8              -37.2                -0.9                 3.2

Thailand (Free)/2/                        -24.2              -12.5                11.0                 15.9

Turkey                                    -59.7              -18.3                -33.4                24.7

Venezuela                                 1.7                7.1                  15.8                 18.9


Emerging Markets Emerging Markets         - 29.3                                  -1.0

/1/ Including reinvestment. All indexes are compiled by Morgan Stanley Capital
    International and are unmanaged.
/2/ The fund is invested in the "free" Brazilian, Chinese, Indonesian,
    Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.
/3/ Index is quoted in U.S. dollars only.
[End Sidebar]

We added 56 new names to the portfolio and increased quite a few of our existing equity positions, including several of our 10 largest. We also increased our holdings of Turkish government bonds shortly after the resumption of the currency and banking crisis, when nominal interest rates were exceptionally high.

On June 30, Emerging Markets Growth Fund owned shares in more than 300 companies based in 41 countries. Relative to the EMF Index, the fund remains over-represented in the banking and semiconductor industries. In telecommunications, it is overweighted in wireless and underweighted in fixed-line. At fiscal year-end, our five largest areas of geographic concentration - Mexico, South Korea, Brazil, Taiwan and India - accounted for more than half of net assets. Those five are discussed separately in an article following this letter. The percentage of net assets invested in the Asia-Pacific region was 42%, about the same as a year ago. The percentage invested in Latin America was 33%, somewhat more than at the start of the fiscal year. The balance of the equity portion of the portfolio was invested in the stocks of companies domiciled in various countries in Eastern Europe, the Mediterranean and Africa. The fixed-income portion accounted for 9% of net assets on June 30 compared with 6% at the start of the fiscal year.

A PERSPECTIVE

At times like this, when the pace of economic growth has slowed substantially and current investment results are disappointing, it is useful to remind ourselves that the fundamental premise behind the formation of the fund remains intact. Economic expansion in the developing world can create very attractive investment opportunities for those who are patient and prepared to accept the risks associated with this type of investing. At the moment, the risk premium attached to emerging markets is unusually high and valuations are extremely low in comparison with the industrialized world. We fully expect the premium to decline and valuations to improve at some point.

Our investment universe remains volatile and vulnerable to sudden devaluations, defaults and other shocks, both internal and external. At the same time, a number of positive changes have been taking place. Since the fund began in 1986, more developing countries have become democratized. Market capitalizations have increased and the disclosure of financial data has improved. Restrictions on foreign investment have been reduced, particularly in Brazil and Taiwan. Corporate governance has gained increased attention, although not in every country. There is a growing awareness that further liberalization and reforms are needed throughout the developing world in order to attract more long-term investment capital.

The fund's portfolio has changed, too. Fifteen years ago, our investments were primarily in Asian companies involved in industries important to a developing country's infrastructure. While we still hold a number of these investments, over the years the portfolio has become increasingly global, and within Asia there has been a shift toward manufacturing-based businesses in nations that have built a strong industrial base. Many of these businesses have become world-class organizations that compete effectively with the best firms in the industrialized world. This has presented us with a larger and richer universe of companies in which to invest. It should come as no surprise, therefore, when we say that today we are every bit as optimistic about the long-term prospects for the fund as we were when operations began.

We look forward to reporting to you again in another six months.

Sincerely,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Nancy Englander
Nancy Englander
President

August 20, 2001


Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 2001 - 10 years: +142.16%, or +9.25% a year; 5 years: +0.20%, or +0.04% a year; 12 months: -29.31%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE PROSPECTUS.


THE INVESTMENT LANDSCAPE

The geographic concentrations of assets found in Emerging Markets Growth Fund's portfolio rarely reflect any determination on our part to invest more in one country or region. More often, they are the by-product of buy and sell decisions made on a stock-by-stock basis, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is a look at the investment landscape in the fund's five largest areas of concentration on June 30. The five account for more than half of net assets. (Percentage changes for markets and stock prices are in U.S. dollars.)

MEXICO (16.8% OF NET ASSETS)

The growth rate of the Mexican economy has slowed from 7% a year ago to around 2%. One reason is economic weakness in the United States, Mexico's largest trading partner. Another factor contributing to the slowdown has been a restrictive monetary policy pursued by the central bank throughout much of fiscal 2001. This policy, which eased toward the end of the period, has helped cut the inflation rate by more than one-third to between 6% and 7%.

The more restrictive monetary policy, together with an inflow of foreign investment, allowed the peso to strengthen against the U.S. dollar over the past year. As usual during periods such as this - when the currency is strong and inflation remains comparatively high - there is concern about a possible devaluation. In the past, peso devaluations usually have been tied closely to elections and often have been devastating. At this point, although we look for some decline in the value of the currency, we are hopeful it can take place in a way that does not disrupt the economy or the capital markets.

The Mexican stock market did comparatively well in fiscal 2001. For the 12 months, it recorded a gain of nearly 6%. The market benefited from high energy prices and continued enthusiasm about political changes taking place in the country. It staged a particularly sharp rally in May in response to the lowering of interest rates and an acquisition bid by Citigroup for Banamex-Accival, one of the country's leading financial companies. While the fund does not own that stock, positive reaction to the deal helped other securities in which we have sizable positions, including Cemex and Wal-Mart de Mexico.

Telmex, our largest Mexican position, was up slightly over 1% for the fiscal year. During the year we acquired shares in America Movil, the wireless operation that was spun off from Telmex. We believe that the separation of wireless from fixed-line operations gives both businesses a better opportunity to achieve full valuation in the marketplace.

SOUTH KOREA (13.1% OF NET ASSETS)

A year ago, South Korea was one of the world's fastest growing economies. Since then, GDP growth has dropped into the 4% range. A lower valuation for the won has forced policy changes that so far have helped the country weather the current period of economic difficulties reasonably well. Currency reserves have been rebuilt, and some progress has been made at restructuring the financial system. We believe this could be setting the stage for a resumption of rapid, healthy growth in the future. Liquidity in the corporate sector is still a concern, however. A substantial amount of short-term debt is coming due between now and December 31.

The Korean stock market rallied in the second half of the fund's fiscal year, but still finished the 12 months ended June 30 off 38%. Technology stocks that had fared poorly earlier staged a modest recovery. The results for the fund's holdings were mixed. Hyundai Motor posted the largest gain for the fiscal year (+68%) and Samsung SDI was up 2%. Samsung Electro-Mechanics was down 43%. The largest Korean position in the portfolio, Samsung Electronics, rose 6% in the January-June period after a drop of 63% in the first half; for the full 12 months, it was off 57%. The company's two key businesses - DRAM memory chips and wireless telephones - are influenced more by the global dynamics of their industries than by domestic economic considerations.

BRAZIL (12.0% OF NET ASSETS)

Brazil's gross domestic product is expected to grow about 3% in calendar 2001, about one percentage point below the level of a year ago. In addition to feeling the effects of the global slowdown, the economy of Latin America's largest country has been hurt by three developments: 1) a shortage of hydroelectric power (the nation's principal power source), which has been aggravated by a severe drought; 2) a rise in interest rates engineered by the central bank in an effort to defend the real, which has declined more than 20% against the U.S. dollar in calendar 2000; and 3) events in Argentina, where the economy continues to flounder, the currency remains weak and revised financial policies introduced by the Argentine government have produced uneasiness in investment circles.

The troubled Argentine situation clearly has had an adverse effect on Brazil's currency. There is a misconception, however, that the economies of the two countries are closely linked. In fact, exports to Argentina account for only about 12% of Brazil's total exports. Most of the linkage that does exist is in the psychology of the financial markets.

For the 2001 fiscal year, the Brazilian stock market was off 21% in dollars. Some of our holdings - including export-oriented companies that benefited from a weaker real - held up better than the market as a whole. Banks with favorable foreign exchange positions have been insulated from the country's domestic problems to some degree, and that has worked in their favor during this difficult period. Two of our investments - Banco Ita<UNDEF> and Unibanco - declined less than the market from January through June; for the 12 months ended June 30, these stocks were off 1% and 12%, respectively. Another of our larger Brazilian investments, Petrobras, fell 19%.

TAIWAN (8.9% OF NET ASSETS)

The Taiwanese economy has lost momentum to the point where it is now growing more slowly than at any time in the past quarter-century. The currency is under pressure and unemployment has reached record levels. The banking sector is burdened with a heavy load of questionable debt; a key piece of legislation that could lead to a further restructuring of the sector has encountered roadblocks and appears to be stalled for the moment. The country's political situation is very unsettled, with power divided between the Democratic Progressive Party, which captured the presidency a year ago, and the Kuomintang, the party that ruled Taiwan for more than 50 years and still dominates the legislature. Another national election is scheduled for December.

To a considerable extent, Taiwan's current troubles are external in origin, rooted in the hard times being experienced by the global information technology industry. Depressed demand for microchips, chip-manufacturing equipment and other products has caused a sharp drop in the revenues of some of the country's most prominent technology companies, including world-class firms that have been profitable investments for the fund in the past.

The Taiwanese stock market was off 44% in dollars for the fiscal year. Taiwan Semiconductor Manufacturing (TSMC), the largest position in the portfolio, accounts for slightly more than half of our exposure to the Taiwanese market. This stock finished the 2001 fiscal year with a 12-month decline of 45%. Formed originally as a joint venture between the government and Philips Electronics NV, TSMC was privatized in 1984 and is now the world's largest pure subcontractor for wafer foundry services.

As valuations dropped to what we felt were attractive levels, we added to several holdings, including ASUSTeK Computer and Hon Hai Precision Industry. For these and a number of other Taiwanese high-tech companies, the rate of deterioration in shipments and revenues has tapered off in recent months. We feel this is an indication that the bottom of the downward cyclical movement may at last be in sight.

INDIA (8.6% OF NET ASSETS)

The Indian economy is sluggish as a result of tepid consumer confidence, weak industrial output and inadequate rainfall, which had an adverse effect on agricultural production and rural incomes. GDP is now expected to register growth in the 4.5% to 5% range. Additionally, the shock of higher oil prices has affected the current account deficit and balance of payments. The rupee has weakened against the dollar.

In February, the government unveiled a progressive budget that included cuts in corporate and dividend taxes, aggressive deregulation proposals and a promise to accelerate the pace of privatization. The early read on this budget is positive; however, political considerations and several state elections scheduled for the next six months may dilute the zeal for reform.

India's stock market declined 33% in dollars in fiscal 2001. Our largest Indian holding is Infosys Technologies, a software producer that has done very well for the fund in the past. We have a positive view of the company's outsourcing strategy and management's ability to execute its business plan. For the 12 months ended June 30, however, the stock was off 57%, chiefly because of concerns about Infosys' dependence on the information technology market in the United States. The fund's second largest Indian investment, Hindustan Lever (a subsidiary of Unilever), fell 32%. Looking ahead, we believe this company's strong brands and distribution system are creating an outstanding opportunity for it to prosper as disposable incomes rise in India and consumer tastes and preferences undergo change.

ABOUT THE FUND & ITS ADVISER

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. Capital has been involved in international investing since the 1950s. Its investment management affiliates employ a value-oriented, research-driven approach. They maintain a global investment intelligence network that continues to grow and currently employs more than 200 investment professionals based on three continents. They include analysts and portfolio managers who were born in over 30 countries and who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently the organization has 29 analysts covering these countries, compared with four in 1986; these analysts also manage a portion of the fund. The bulk of its assets are managed by nine portfolio managers, compared with two in 1986; both of the original managers, incidentally, are still with the fund. During this difficult period in emerging markets, this team of investment professionals and analysts has remained essentially intact.

The Capital organization's research effort focuses heavily on regions as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including Emerging Markets Growth Fund - a competitive edge.

Investment Portfolio, June 30, 2001

                                                       Equity   Securities
                                                        Common    Preferred   Convertible         Percent of
Industry Diversification                                Stocks       Stocks         Bonds Bonds   Net Assets
WIRELESS TELECOMMUNICATION SERVICES                     11.73%        1.30%         0.07% 0.01%       13.11%
SEMICONDUCTOR EQUIPMENT & PRODUCTS                       12.59         0.06             -     -        12.65
BANKS                                                     9.08         2.30          0.01     -        11.39
DIVERSIFIED TELECOMMUNICATION SERVICES                    7.30         0.23             -     -         7.53
BEVERAGES                                                 6.52         0.66             -     -         7.18
OIL & GAS                                                 4.66         1.31          0.01     -         5.98
MEDIA                                                     3.97         0.03             -  0.02         4.02
Other                                                    28.82         2.03          0.02  1.80        32.67
                                                        84.67%        7.92%         0.11% 1.83%        94.53
Short Term Securities                                                                                   6.73
Excess of Payables over                                                                                (1.26)
Cash and Receivables
Net Assets                                                                                           100.00%

                                                                                        Number of
                                                                                        Shares or          Market   Percent
                                                                                        Principal           Value    Of Net
EQUITY SECURITIES                                                                          Amount             (000)  Assets
(Common and preferred stocks and convertible bonds)

ARGENTINA-1.10%
BI SA (acquired 10/21/93, cost: $5,699,000)(1)                                           6,130,000     $     6,697     .04%
Grupo Financiero Galicia SA, Class B (2)                                                 8,673,825          12,669
Grupo Financiero Galicia SA, Class B (ADR)(2)                                            3,716,875          54,712       .38
Hidroneuquen SA (acquired 11/11/93, cost:                                               28,022,311          14,026       .08
 $29,117,000)(1)(2)(3)
Nortel Inversora SA, Class A, preferred (ADR)                                              535,912           5,064       .03
(acquired 11/24/92, cost: $3,358,000)(1)
Quilmes Industrial SA, Class B,                                                          1,849,600          38,842       .22
 nonvoting preferred (ADR)(2)
Telecom Argentina STET-France Telecom SA, Class B (ADR)                                  4,013,000          62,001       .35

                                                                                                           194,011      1.10



BOTSWANA-0.02%
Sechaba Breweries Ltd                                                                    3,425,400           4,088       .02



BRAZIL-11.72%
Aracruz Celulos SA, Class B, preferred nominative (ADR)                                    281,000           5,255       .03
Banco Alfa de Investimento SA, preferred nominative                                      3,156,000           4,102       .02
Banco Itau SA, preferred nominative                                                  4,541,321,000         397,464      2.25
Cia. de Bebidas das Americas-AmBev, preferred                                           14,744,960         341,346      1.94
 nominative (ADR)
Cia. de Tecidos Norte de Minas-COTEMINAS,                                                2,317,384             124
 ordinary nominative
Cia. de Tecidos Norte de Minas-COTEMINAS,                                                  535,000           1,338
 ordinary nominative (GDR)
Cia. de Tecidos Norte de Minas-COTEMINAS,                                              149,851,587           8,959       .06
 preferred nominative
Cia. Energetica de Minas Gerais-CEMIG,                                                   7,041,282     $    82,735     .47%
 preferred nominative (ADR)
Cia. Paranaense de Energia-COPEL, Class B,                                               2,146,000          16,116       .09
 preferred nominative (ADR)
Cia. Vale do Rio Doce, ordinary nominative                                                 619,400          14,224
Cia. Vale do Rio Doce, preferred nominative (ADR)                                        5,505,737         126,357       .80
Consorcio Real Brasileiro de Administracao SA,                                             813,000             690       .00
 Class F, preferred nominative
Embratel Participacoes SA, preferred nominative (ADR)                                    3,700,915          27,683       .16
GP Capital Partners, LP (acquired 1/28/94,                                                  27,000          10,545       .06
 cost: $16,808,000)(1)
Itausa - Investimentos Itau SA, preferred nominative                                   123,547,379         110,272       .63
Petroleo Brasileiro SA - Petrobras, ordinary nominative                                  2,169,310          56,536
Petroleo Brasileiro SA - Petrobras, ordinary                                             3,920,900         101,943
 nominative (ADR)
Petroleo Brasileiro SA - Petrobras, preferred nominative                                   193,000           4,515
Petroleo Brasileiro SA - Petrobras, preferred                                            9,574,880         223,956      2.19
 nominative (ADR)
Tele Celular Sul Participacoes SA, ordinary nominative                                 155,523,976             265
Tele Celular Sul Participacoes SA, preferred                                             2,289,000          46,238       .26
 nominative (ADR)
Tele Centro Oeste Celular Participacoes SA,                                              3,092,000              11
 ordinary nominative
Tele Centro Oeste Celular Participacoes SA,                                              7,410,505          64,101       .36
 preferred nominative (ADR)
Telecomunicacoes Brasileiras SA, preferred                                               1,023,000          47,825       .27
 nominative (ADR)
Tele Leste Celular Participacoes SA, ordinary                                            3,437,836               3
 nominative (3)
Tele Leste Celular Participacoes SA, preferred                                             388,947          15,636       .09
 nominative (ADR)(3)
Telemig Celular Participacoes SA, ordinary nominative                                    9,120,703              29
Telemig Celular Participacoes SA, preferred                                                990,458          40,906       .23
 nominative (ADR)
Telemig Celular SA, Class C, preferred nominative                                      385,295,000           6,678       .04
Tele Nordeste Celular Participacoes SA,                                                  3,123,156               5
 ordinary nominative
Tele Nordeste Celular Participacoes SA,                                                    943,674          30,764       .17
 preferred nominative (ADR)
Tele Norte Celular Participacoes SA, ordinary nominative                                 8,739,561               8
Tele Norte Celular Participacoes SA, preferred                                             395,642          10,682       .06
 nominative (ADR)
Telesp Celular Participacoes SA, preferred                                                 976,300          14,791       .09
 nominative (ADR)
Unibanco-Uniao de Bancos Brasileiros SA , units (2)                                  1,302,252,000          66,856
Unibanco-Uniao de Bancos Brasileiros SA , units (GDS)(2)                                 7,364,650         187,430      1.45

                                                                                                         2,066,388     11.72



CHILE-1.11%
Antofagasta PLC                                                                          3,954,430          26,129       .15
Cia. Cervecerias Unidas SA (ADS)                                                           872,900          19,204       .11
Distribucion y Servicio D&S SA (ADR)                                                     1,186,000          17,553       .10
Embotelladora Andina SA, Class A, preferred nominative(ADR)                              3,547,950          47,826
Embotelladora Andina SA, Class B, preferred nominative(ADR)                              2,743,273          29,765       .44
Empresa Nacional de Electricidad SA (ADR)                                                4,089,818          46,010       .26
Lan Chile SA (ADS)                                                                       1,019,700           9,534       .05

                                                                                                           196,021      1.11



CHINA-5.23%
AsiaInfo Holdings, Inc. (3)                                                              1,183,800          23,380       .13
China Mobile (Hong Kong) Ltd. (3)                                                      117,255,900         619,391
China Mobile (Hong Kong) Ltd. (ADR)(3)                                                     831,200          22,268
China Mobile (Hong Kong) Ltd. 2.25% convertible                                        $12,000,000          12,030      3.71
 notes November 3, 2005
China Unicom Ltd. (3)                                                                  137,792,000         240,268
China Unicom Ltd. (ADR)(3)                                                                 314,400           5,565      1.39

                                                                                                           922,902      5.23



COLOMBIA-0.09%
Bancolombia SA (ADR) (acquired 2/6/01, cost:$14,696,000)(1)                              6,772,175     $    15,237     .09%



REPUBLIC OF CROATIA-0.53%
PLIVA DD (GDR) (2)                                                                       8,381,624          93,036       .53



CZECH REPUBLIC-0.16%
CESKE RADIOKOMUNIKACE, AS (GDR)(3)                                                       1,020,500          12,399       .07
CESKY TELECOM, AS (3)                                                                    1,735,700          15,753       .09

                                                                                                            28,152       .16



EGYPT-0.41%
AL-Ahram Beverages Co. (GDR) (2)(3)                                                      1,058,920          12,257       .07
MobiNil - Egyptian Co. for Mobile Services (3)                                           4,070,000          60,609       .34

                                                                                                            72,866       .41



ESTONIA-0.00%
AS Eesti Telekom (GDR)                                                                      59,200             702       .00



GHANA-0.00%
Ashanti Goldfields Co. Ltd. (GDR)(3)                                                             1             -        -



GREECE-0.61%
Coca-Cola HBC SA (formerly Hellenic Bottling Co. SA)                                     7,377,237          85,851       .48
Hellenic Telecommunications Organization SA (ADR)                                        2,120,200          13,590       .08
Panafon Hellenic Telecommunications Co. SA                                                 198,600           1,075       .01
Stet Hellas Telecommunications SA (ADR)(3)                                                 798,950           6,232       .04

                                                                                                           106,748       .61



HONG KONG-0.83%
China.com Corp., Class A (2)(3)                                                          5,500,600          14,742       .08
China Resources Enterprise, Ltd.                                                        22,600,800          38,105       .22
First Pacific Co. Ltd.                                                                 118,564,822          25,691       .15
Legend Holdings Ltd.                                                                   116,040,400          65,091       .36
Shangri-La Asia Ltd.                                                                     3,100,000           2,722       .02

                                                                                                           146,351       .83



HUNGARY-0.21%
Graboplast Textil- es Muborgyarto Rt                                                       141,200             788       .00
Magyar Tavkozlesi Rt.                                                                       91,000             268       .00
MOL Magyar Olaj- es Gazipari Rt.                                                         1,923,717          27,464
MOL Magyar Olaj- es Gazipari Rt. (GDR)                                                     630,400           9,014       .21

                                                                                                            37,534       .21



INDIA-8.60%
Bajaj Auto Ltd.                                                                          1,966,300          10,862
Bajaj Auto Ltd. (GDR)                                                                      436,800           2,850       .08
Bharat Petroleum Corp. Ltd.                                                              8,113,560          32,444       .18
Cadbury India Ltd.                                                                       1,251,406          10,955       .06
Carrier Aircon Ltd.                                                                        911,500           1,906       .01
Castrol India Ltd. (2)                                                                   6,232,200          28,522       .16
Cummins India Ltd.                                                                       9,250,000          10,010       .06
Essel Packaging Ltd.                                                                        16,000              61       .00
GlaxoSmithKline PLC (formerly SmithKline Beecham Corp.)                                  1,262,700          10,798       .06
Grasim Industries Ltd.                                                                          62             -        -
HCL Technologies America, Inc.                                                             400,000     $     2,464     .01%
HDFC Bank Ltd.                                                                           3,239,952          14,452       .08
Hindalco Industries Ltd.                                                                 1,814,000          32,211
Hindalco  Industries Ltd.  (GDR)                                                            17,600             348       .18
Hindustan Lever Ltd.                                                                    52,971,255         231,545      1.31
Housing Development Finance Corp. Ltd. (2)                                               7,315,850         107,348       .61
ICICI Bank Ltd. (2) (formerly Industrial Credit                                          5,850,300          15,905
 and Investment Corp. of India Ltd.)
ICICI Bank Ltd.(ADR)(2)(formerly Industrial                                              3,818,000          19,205       .20
 Credit and Investment Corp. of India Ltd.)
ICICI Ltd. (2)                                                                          13,304,580          20,287
ICICI Ltd. (ADR)(2)                                                                      6,899,140          63,472       .47
Infosys Technologies Ltd. (2)                                                            3,947,626         314,924
Infosys Technologies Ltd. (ADR)(2)                                                         114,000           7,410      1.83
I.T.C. Ltd.                                                                              3,049,547          48,952
I.T.C. Ltd. (GDR)                                                                            8,300             153       .28
Mahanagar Telephone Nigam Ltd.                                                           6,103,050          16,384
Mahanagar Telephone Nigam Ltd. (GDR)                                                         4,450              25       .09
Mahindra & Mahindra Ltd.                                                                 1,835,916           3,133
Mahindra & Mahindra Ltd. (GDR)                                                           1,013,566           1,950       .03
Max India Ltd.                                                                              50,818              70
Max India Ltd. 12.50% nonconvertible debenture                                          INR19,745               96       .00
 March 2, 2004 (3)
Motor Industries Co. Ltd.                                                                   60,383           3,007       .02
MphasiS BFL Ltd. (2)                                                                       534,000           2,265       .01
Nicholas Piramal India Ltd.                                                              1,127,117           6,464       .04
NIIT Ltd.                                                                                  658,000           5,372       .03
Ranbaxy Laboratories Ltd.                                                                2,335,900          24,010
Ranbaxy Laboratories Ltd. (GDR)                                                          1,158,950          13,096       .22
Rediff.com India Ltd. (ADR)(3)                                                             337,500             682       .00
Reliance Industries Ltd.                                                                21,984,887         172,408
Reliance Industries Ltd. (GDR)                                                              39,500             616       .98
Satyam Computer Services Ltd.                                                            4,786,916          17,400       .11
SET India Ltd. (acquired 5/15/00, cost: $34,131,000)(1)(3)                                 106,250          31,837       .19
SET Satellite (Singapore) Pte Ltd. (acquired                                             2,118,490          67,766       .38
 5/15/00, cost: $72,434,000)(1)(3)
State Bank of India                                                                      8,498,900          39,221
State Bank of India (GDR)                                                                1,558,600          17,301       .32
Tata Engineering and Locomotive Co. Ltd.                                                    77,400             103       .00
Tata Infotech Ltd.                                                                          88,674             289       .00
TVS-Suzuki Ltd.                                                                            345,050             692       .01
Wipro Ltd.                                                                               2,790,270          83,477       .47
Zee Telefilms Ltd.                                                                       8,683,600          21,594       .12

                                                                                                         1,516,342      8.60



INDONESIA-1.55%
PT Astra International Tbk (3)                                                         108,212,800          18,780       .11
Gulf Indonesia Resources Ltd. (3)                                                        2,160,800          21,954       .12
PT Hanjaya Mandala Sampoerna Tbk (2)                                                    52,322,000          73,793       .42
PT Indah Kiat Pulp & Paper Corp. Tbk (2)(3)                                            325,022,100          10,568       .06
PT Indofood Sukses Makmur Tbk (2)(3)                                                   754,484,500          56,354       .32
PT Pabrik Kertas Tjiwi Kimia, warrants, expire                                             410,175               1       .00
 July 15, 2002 (3)
Perusahaan Perseroan (Persero) PT Indonesian                                            34,813,000          31,050       .18
 Satellite Corp. Tbk
Perusahaan Perseroan (Persero) PT Telekomunikasi                                       214,843,040     $    60,413
 Indonesia Tbk., Class B
Perusahaan Perseroan (Persero) PT Telekomunikasi                                           116,804             649     .34%
 Indonesia Tbk., Class B (ADR)

                                                                                                           273,562      1.55



ISRAEL-2.11%
AudioCodes Ltd. (2)(3)                                                                   3,067,800          21,689       .12
BackWeb Technologies Ltd. (3)                                                               95,200             152       .00
Bank Hapoalim Ltd.                                                                      11,945,200          29,293       .17
Bank Leumi le-Israel B.M.                                                                2,422,500           4,877       .03
"Bezeq" The Israel Telecommunication Corp. Ltd.                                          9,954,900          14,953       .08
Camtek Ltd.(3)                                                                             560,000           2,850       .02
Check Point Software Technologies Ltd. (3)                                               1,304,100          65,948       .37
DSP Group, Inc.(2)(3)                                                                    2,229,600          47,825       .27
First International Bank of Israel Ltd. - (1)                                            2,967,783           3,845
First International Bank of Israel Ltd. - (5)                                            1,489,600          10,122       .08
Marvell Technology Group Ltd. (3)(formerly                                                 286,034           7,694       .04
 Galileo Technology Ltd.)
Matav-Cable Systems Media Ltd.                                                             543,400           4,431
Matav-Cable Systems Media Ltd. (ADS)                                                       186,075           2,940       .04
Metalink Ltd. (2)(3)                                                                       992,200           6,916       .04
Nova Measuring Instruments Ltd. (3)                                                        586,000           3,434       .02
Orbotech Ltd. (2)(3)                                                                     2,845,200          98,330       .56
RADVision Ltd. (3)                                                                         406,800           2,518       .01
Sapiens International Corp. NV (2)(3)                                                    1,537,600           1,691       .01
Tower Semiconductor Ltd. (2)(3)                                                            975,140          10,883       .06
Zoran Corp. (2)(3)                                                                       1,057,402          31,426       .19

                                                                                                           371,817      2.11



KAZAKHSTAN-0.01%
JSC Kazkommertsbank (ADR) (acquired 9/10/97,                                                70,700             900       .01
 cost: $1,466,000)(1)(3)



KENYA-0.00%
Kenya Commercial Bank Ltd.(3)                                                              568,133             137       .00



MALAYSIA-1.38%
Amway (Malaysia) Holdings Bhd.                                                           2,819,000           3,561       .02
Arab-Malaysian Finance Bhd.                                                              6,687,000           3,695       .02
British American Tobacco (Malaysia) Bhd.                                                 4,427,500          40,488       .23
Commerce Asset-Holding Bhd.                                                             12,856,100          20,299       .12
IJM Corp. Bhd.                                                                          12,162,714          11,202
IJM Corp. Bhd., warrants, expire August 28, 2004 (3)                                     2,432,542             589       .07
IOI Corp. Bhd.                                                                          39,236,500          27,362       .16
Malayan Banking Bhd.                                                                    17,593,700          47,688       .26
Malaysian Pacific Industries Bhd.                                                        2,862,800           9,944       .06
Nestle (Malaysia) Sdn. Bhd.                                                              5,598,100          29,464       .16
Oriental Holdings Bhd.                                                                   8,294,112           8,076       .05
Resorts World Bhd.                                                                       3,761,000           5,048       .03
Star Publications (Malaysia) Bhd.                                                        1,718,900           3,890       .02
Tanjong PLC                                                                              7,849,500          13,220       .07
Telekom Malaysia Bhd.                                                                    2,931,000     $     6,788     .04%
UMW Holdings Bhd.                                                                        6,475,859           8,691
UMW Holdings Bhd., warrants, expire January 26, 2005 (3)                                   574,819             124       .05
YTL Corp. Bhd.                                                                           3,594,080           3,575
YTL Corp. Bhd., warrants, June 26, 2009 (3)                                                836,770             109       .02

                                                                                                           243,813      1.38



MAURITIUS-0.03%
State Bank of Mauritius                                                                 10,604,400           5,104       .03



MEXICO-16.64%
America Movil, SA de CV, Class A (2)                                                    18,275,000          19,035
America Movil, SA de CV, Class L (2)                                                    27,412,500          28,673
America Movil, SA de CV, Class L (ADR)(2)                                               26,509,000         552,978      3.41
Apasco, SA de CV                                                                        12,591,345          66,827       .38
Cemex, SA de CV, units                                                                  26,858,651         143,143
Cemex, SA de CV, ordinary participation certificates, units                              5,420,608          28,889
Cemex, SA de CV, ordinary participation certificates,                                    1,738,513          46,071
 units (ADR)
Cemex, SA de CV, warrants, expire December 13, 2002 (3)                                    707,229             325      1.24
Coca-Cola FEMSA, SA de CV, Class L (ADR) (2)                                             2,458,200          60,718       .34
Consorcio International Hospital, SA de CV, convertible                                     23,970           3,525       .02
 preferred, units (acquired 9/25/97, cost: $4,827,000)(1)(3)
Controladora Comercial Mexicana, SA de CV,units                                         10,818,200          10,084       .06
Corp. Interamericana de Entretenimiento, SA de CV,                                      10,615,213          43,768       .25
 Class B (3)
Fomento Economico Mexicano, SA de CV (ADR)(2)                                            6,678,880         285,923
Fomento Economico Mexicano, SA de CV, units (2)                                          7,552,600          32,151      1.80
Grupo Financiero BBVA Bancomer, SA de CV, Series 2,                                  MXN5,750,000            1,144       .01
 17.62% convertible subordinated debentures May 16, 2002
Grupo Industrial Bimbo, SA de CV, Class A                                               30,014,475          53,133       .30
Grupo Industrial Maseca, SA de CV, Class B (ADR)                                            58,100             149       .00
Grupo Mexico, SA de CV                                                                   2,617,300           6,835       .04
Grupo Televisa, SA, ordinary participation                                               2,950,000           5,894
 certificates (2)(3)
Grupo Televisa, SA, ordinary participation                                               8,529,719         341,274      1.97
 certificates (ADR)(2)(3)
Industrias Penoles, SA de CV                                                               906,200           1,052       .01
Kimberly-Clark de Mexico, SA de CV, Class A,                                            65,662,600         195,158      1.11
 ordinary participation certificates (2)
Organizacion Soriana, SA de CV, Class B                                                  3,694,300           9,669       .05
Telefonos de Mexico, SA de CV, Class A                                                  12,740,000          22,327
Telefonos de Mexico, SA de CV, Class L                                                  27,412,500          48,133
Telefonos de Mexico, SA de CV, Class L (ADR)                                            17,300,300         607,068      3.84
TV Azteca, SA de CV, ordinary participation                                              8,205,424           3,284
 certificates, units
TV Azteca, SA de CV (ADR)                                                                4,717,200          30,237       .19
Wal-Mart de Mexico, SA de CV, Class C (2)                                               36,213,734          88,973
Wal-Mart de Mexico, SA de CV, Class V (2)                                               64,180,491         175,425
Wal-Mart de Mexico, SA de CV, Class V (ADR)(2)                                             818,112          22,089      1.62

                                                                                                         2,933,954     16.64



MOROCCO-0.10%
Cimenterie de l'Oriental, Class A                                                          102,685           7,410       .04
ONA SA                                                                                      56,000           5,092       .03
Societe des Brasseries du Maroc                                                             46,032           4,703       .03

                                                                                                            17,205       .10



NIGERIA-0.09%
United Bank for Africa (GDR)(2)                                                            722,500     $    16,406     .09%



PAKISTAN-0.06%
Engro Chemical Pakistan Ltd.                                                             3,462,268           3,101       .02
Hub Power Co. Ltd. (GDR)(3)                                                                553,328           4,012       .02
Pakistan Telecommunication Corp. (GDR)                                                     104,400           2,819       .02

                                                                                                             9,932       .06



PERU-0.54%
Banco Continental                                                                          109,042              50       .00
Cementos Lima SA                                                                           748,614           9,286       .05
Cia. de Minas Buenaventura SA, Class B                                                     995,485           8,643
Cia. de Minas Buenaventura SA, Class B (ADR)                                             1,437,467          26,507       .20
Credicorp Ltd. (2)                                                                       5,537,162          46,235       .26
Minsur SA-Trabajo                                                                        4,153,037           4,074       .03

                                                                                                            94,795       .54



PHILIPPINES-1.63%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts)                                    37,421,900          28,621       .16
Ayala Corp.                                                                             67,315,250           9,010       .05
Ayala Land, Inc.                                                                       238,529,574          24,172
Ayala Land, Inc. 6.00% convertible bond March 19, 2002                             PHP260,000,000            4,699       .16
Bank of the Philippine Islands                                                          38,312,400          53,477       .30
Bayan Telecommunications Holdings Corp., Class A                                           724,790             693
 (acquired 2/12/98, cost: $1,850,000)(1)(3)
Bayan Telecommunications Holdings Corp., Class B                                           241,431             231
(acquired 2/21/98, cost: $616,000)(1)(3)
Bayan Telecommunications Holdings Corp., convertible                                       180,000           5,412       .04
 preferred (acquired 12/22/97, cost: $9,000,000)(1)
Benpres Holdings Corp. (3)                                                              35,002,300           1,098
Benpres Holdings Corp. (GDR)(3)                                                          4,238,754           2,035       .02
GLOBE TELECOM, Inc., Class A,  (Philippine                                               3,741,300          49,002       .28
 Deposit Receipts)(2)(3)
International Container Terminal Services, Inc. (3)                                     19,533,588             896       .01
MUSIC Corp. (2)(3)                                                                      27,281,000             960       .01
Philippine Long Distance Telephone Co.                                                   2,606,450          36,131
Philippine Long Distance Telephone Co. (ADR)                                             2,896,016          40,689
Philippine Long Distance Telephone Co.,                                                     50,664           1,576       .44
 convertible preferred, Series III (GDS)
SM Prime Holdings, Inc.                                                                221,989,900          26,316       .15
Universal Robina Corp.                                                                  22,440,000           2,231       .01

                                                                                                           287,249      1.63



POLAND-1.59%
Bank Przemyslowo- Handlowy SA                                                              430,895          20,980       .12
Bank Rozwoju Eksportu SA                                                                   932,737          21,985       .12
Bank Slaski SA (2)                                                                         502,779          33,895       .19
Bank Zachodni WBK (formerly Wielkopolski Bank                                            2,193,606          23,278       .13
 Kredytowy SA)(2)(3)
KGHM Polska Miedz SA (2)(3)                                                                858,600           3,591
KGHM Polska Miedz SA (GDR)(2)(3)                                                         5,092,100          44,556       .27
Polski Koncern Naftowy SA                                                                4,000,000          17,728
Polski Koncern Naftowy SA (GDR)                                                          8,615,200          77,709       .54
Powszechny Bank Kredytowy SA                                                             1,087,961     $    26,785
Powszechny Bank Kredytowy SA, Class C (GDR)                                                  4,220             104     .16%
Telekomunikacja Polska SA (GDR)                                                          2,162,838           9,668       .06

                                                                                                           280,279      1.59



PORTUGAL-0.10%
TELECEL - Comunicacoes Pessoais, SA (3)                                                  2,097,000          17,164       .10



RUSSIAN FEDERATION-2.90%
AO Mosenergo Power Generation and                                                        3,165,300          12,345       .07
 Electrification Amalgamation (ADS)
Baring Vostok Private Equity Fund (acquired                                             12,711,971          12,711       .07
 12/15/00, cost: $12,711,000)(1)(2)(3)(4)
Kamaz (3)                                                                                4,345,000           1,086       .01
Lenenergo (3)                                                                           27,486,800           8,521       .05
Lukinter Finance BV 3.50% convertible bond May 6, 2002                                  $1,136,000           1,367
LUKoil Holding (ADR)                                                                     8,269,829         394,636
LUKoil Holding, preferred (ADR)                                                             84,300           1,981      2.26
Moscow City Telephone Network (3)                                                        3,007,500          20,301       .12
New Century Capital Partners, LP (acquired                                               5,256,300           2,750       .02
 12/7/95, cost: $5,492,000)(1)(2)(3)(4)
RAO Gazprom (ADR)                                                                          907,904          10,032
RAO Gazprom (ADR) (acquired 10/21/96, cost: $24,539,000)(1)                              1,552,700          17,157       .15
StoryFirst Communications Inc., Class B, convertible                                        10,383           4,413       .03
 preferred (acquired 10/14/97, cost: $14,848,000)(1)(2)(3)
Unified Energy System of Russia                                                        193,919,700          22,068
Unified Energy System of Russia  (GDR)                                                     124,200           1,410       .12

                                                                                                           510,778      2.90



SOUTH AFRICA-3.64%
African Bank Investments Ltd.                                                           21,165,000          24,079       .14
African Oxygen Ltd.                                                                     15,224,999          22,812       .13
Anglo American Platinum Corp. Ltd.                                                           7,100             316       .00
Anglo American PLC (United Kingdom)                                                      1,080,400          16,067       .09
Coronation Holdings Ltd. (2)                                                             1,792,200          13,460
Coronation Holdings Ltd., Class N (2)                                                    5,182,820          38,988       .30
Crew Development Corp.(2)(3)                                                             1,600,000           1,046
Crew Development Corp. (acquired 2/15/00,                                                2,900,000           1,896
 cost: $2,357,000)(1)(2)(3)
Crew Development Corp., warrants, expire                                                 1,350,000             953       .02
May 21, 2002 (acquired 6/4/01, cost: $1,004,000)(1)(2)(3)
Dimension Data Holdings Ltd.(3)                                                         42,157,700         161,451
Dimension Data Holdings PLC (3)                                                          6,112,800          23,316      1.05
Discovery Holdings Ltd. (3)                                                              6,916,300           9,374       .05
Edgars Consolidated Stores Ltd.                                                                239               1       .00
Gencor Ltd.                                                                              2,993,500          12,581       .07
Gold Fields Ltd.                                                                         1,489,898           6,716       .04
International Pepsi-Cola Bottler Investments                                                17,784             237       .00
 (acquired 12/18/95, cost: $1,678,000)(1)(2)(3)
JD Group Ltd. (2)                                                                        6,874,346          31,712       .18
M-Cell Ltd.                                                                             65,906,100         151,604       .86
MIH Holdings Ltd. (3)                                                                    7,672,800          16,219       .09
M-Web Holdings Ltd. (3)                                                                  9,934,032           2,545       .01
Namakwa Diamond Co. NL (3)                                                                   8,524               1       .00
Nasionale Pers Beperk, Class N (2)                                                      12,198,800     $    47,855     .27%
Sage Group Ltd.                                                                          4,903,758           4,878       .03
South Africa Capital Growth Fund, LP, Class A                                                2,180           1,127
(acquired 8/25/95, cost: $1,395,000)(1)
South Africa Capital Growth Fund, LP, Class D                                               13,650           7,055       .05
 (acquired 8/25/95, cost: $8,529,000)(1)
South African Breweries PLC                                                              2,524,798          19,150       .11
South African Private Equity Fund III, Ltd.                                                    252             252
(acquired 10/6/00, cost: $252,000)(1)(2)(3)
South African Private Equity Fund III, LP                                                   30,082          26,919       .15
(acquired 9/23/98, cost: $29,803,000)(1)(2)(3)(4)

                                                                                                           642,610      3.64



SOUTH KOREA-13.08%
Amkor Technology, Inc. (3)                                                               6,212,900         137,305       .78
Anam Semiconductor, Inc. (3)                                                             3,441,441          11,639       .07
Cheil Communications Inc. (3)                                                              108,600           9,454       .05
GNG Networks, Inc. (3)                                                                     981,959           3,177       .02
H&CB (ADR)                                                                               1,021,102          11,314       .06
Hynix Semiconductor Inc. (formerly Hyundai                                               2,221,000           4,783       .03
 Electronics Industries Co., Ltd.)(3)
Hyundai Development Co.                                                                  2,452,274           9,135       .05
Hyundai Motor Co.                                                                        5,651,864         123,226
Hyundai Motor Co. (GDR)                                                                  6,414,804          72,167
Hyundai Motor Co., nonvoting preferred (GDR)                                             1,228,683           3,910      1.13
KorAm Bank (3)                                                                           6,506,350          43,860       .25
Korea Telecom Corp. (ADR)                                                                7,262,638         159,633       .91
Korea Telecom Freetel Co., Ltd. (3)                                                      3,889,570         112,372       .64
Kumgang Korea Chemical Co., Ltd.                                                           519,991          29,605       .17
Mirae Corp.                                                                                132,429             168       .00
Pohang Iron & Steel Co., Ltd.                                                            1,757,555         140,821
Pohang Iron & Steel Co., Ltd. (ADR)                                                        390,320           7,697       .84
Samsung Co., Ltd.                                                                        2,880,570          16,644       .09
Samsung Electro-Mechanics Co., Ltd.                                                      1,966,940          70,767       .40
Samsung Electronics Co., Ltd.                                                            2,625,959         388,432
Samsung Electronics Co., Ltd. (GDS)                                                      5,026,929         394,362
Samsung Electronics Co., Ltd., nonvoting preferred                                         100,923           6,259
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                                   160,641           5,060      4.50
Samsung Fire & Marine Insurance                                                          2,017,511          64,582       .37
Samsung SDI Co., Ltd.                                                                    3,118,436         150,636
Samsung SDI Co., Ltd. (GDR)(2)                                                           2,318,740          30,027      1.02
Samsung Securities Co., Ltd.                                                               567,500          16,177       .09
Shinhan Bank (2)                                                                         9,875,700         101,572
Shinhan Bank (GDR) (2)                                                                   2,665,200          54,903       .89
Shinsegae Co., Ltd.                                                                        256,000          18,539       .11
Shinsung ENG (2)                                                                         1,538,270           2,702       .02
SK Telecom Co., Ltd.                                                                       438,110          64,636
SK Telecom Co., Ltd. (ADR)                                                               2,472,190          41,780       .59

                                                                                                         2,307,344     13.08



SRI LANKA-0.01%
Development Finance Corp. of Ceylon                                                        647,433             480       .00
National Development Bank of Sri Lanka                                                   1,995,900             817       .01

                                                                                                             1,297       .01



TAIWAN-8.92%
Acer Communications & Multimedia Inc.                                                    9,871,276     $     9,561     .05%
Acer Inc.                                                                                9,812,000           6,421       .04
Advanced Semiconductor Engineering, Inc. (3)                                            28,322,639          17,465
Advanced Semiconductor Engineering, Inc. (ADR)(3)                                       16,927,209          51,628       .39
ASE Test Ltd. (3)                                                                        4,172,100          53,361       .30
Asia Corporate Partners Fund, Class B (acquired                                             40,000          14,560       .08
 3/12/96, cost: $18,400,000)(1)(4)
ASUSTeK Computer Inc.                                                                   21,355,803          90,380
ASUSTeK Computer Inc.(GDR)                                                               2,379,923          10,257       .57
Bank SinoPac (3)                                                                        45,538,100          21,060       .12
Cathay Life Insurance Co., Ltd.                                                          2,026,640           2,446       .01
Compal Electronics, Inc.                                                                12,543,718          13,500       .08
Far Eastern Textile Ltd.                                                                 9,842,400           5,497
Far Eastern Textile Ltd. (GDR)                                                             188,853           1,027       .04
GigaMedia Ltd. (3)                                                                         130,200             169       .00
Hon Hai Precision Industry Co. Ltd.                                                     21,361,500         112,462
Hon Hai Precision Industry Co., Ltd. (GDR)                                               2,656,940          32,415       .82
Primax Electronics Ltd. (3)                                                              9,254,190           4,576       .03
Procomp Informatics Ltd. (3)                                                             3,192,384           6,314       .04
RITEK Corp.(3)                                                                          14,439,000          31,289       .18
Seres Capital (Cayman) (acquired 3/12/96, cost:                                                  2              47
 $12,000)(1)(2)
Seres Capital (Cayman), nonvoting (acquired                                                      8             235       .00
 3/12/96, cost: $63,000)(1)(2)
Taiwan Semiconductor Manufacturing Co., Ltd. (3)                                       403,740,696         751,582
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)(3)                                    9,237,200         140,313      5.06
United Microelectronics Corp.(3)                                                        97,009,000         128,950
United Microelectronics Corp.(ADR)(3)                                                    5,003,000          44,527       .98
United World Chinese Commercial Bank                                                    14,740,280           9,261       .05
VIA Technologies, Inc. (3)                                                               1,817,500          12,582       .07
Wus Printed Circuit Co., Ltd.                                                            2,475,315           1,404       .01

                                                                                                         1,573,289      8.92



THAILAND-0.14%
Charoen Pokphand Feedmill PCL, warrants, expire                                            166,089               9       .00
 June 30, 2002 (3)
Dusit Thani PCL (3)                                                                      1,083,366             730       .00
Electricity Generating Authority of Thailand                                             1,336,047           1,151       .01
Haad Thip Co. Ltd.                                                                         153,750             149       .00
Siam City Cement PCL (3)                                                                 6,305,724          17,973       .10
Siam Commercial Bank PCL 5.25%  convertible                                              9,875,000           4,364       .03
 preferred  December 31, 2049 (3)

                                                                                                            24,376       .14



TURKEY-4.31%
Akbank Turk AS                                                                       4,760,762,300          19,805       .11
Aktas Elektrik Ticaret AS                                                                4,273,718             385       .00
Anadolu Efes Biracilik ve Malt Sanayii AS (2)                                        1,861,314,321          71,474       .41
Eregli Demir ve Celik Fabrikalari TAS (3)                                              287,078,100           3,273       .02
Koc Holding AS                                                                         353,800,647           9,199       .05
Migros Turk TAS (2)                                                                    864,415,033          53,939       .31
Netas, Northern Electric Telekomunikasyon AS                                            75,208,700           3,069       .02
Petrol Ofisi AS                                                                        784,547,878          26,675       .15
Trakya Cam Sanayii AS                                                                1,037,134,457           3,402       .02
Turkcell Iletisim Hizmetleri AS (3)                                                  2,110,855,167     $    24,486
Turkcell Iletisim Hizmetleri AS (ADR)(3)                                                 9,021,717          25,261     .28%
Turkiye Garanti Bankasi AS (3)                                                      10,403,630,560          52,434       .30
Turkiye Is Bankasi AS, Class C (2)                                                  41,458,388,026         295,184
Turkiye Is Bankasi AS, Class C (GDR)(2)                                                  1,534,970           1,044      1.68
Turkiye Sise ve Cam Fabrikalari AS (2)(3)                                            5,451,015,374          18,970       .11
Yapi ve Kredi Bankasi AS (2)(3)                                                     48,251,453,472         150,545       .85
Yapi ve Kredi Koray AS, Class B (2)(3)                                                 302,600,000             678       .00

                                                                                                           759,823      4.31



UKRAINE-0.00%
JKX Oil & Gas PLC (3)                                                                    2,725,995             589       .00



VENEZUELA-0.15%
Cia. Anonima Nacional Telefonos de Venezuela                                             1,144,800          26,834       .15
 (CANTV), Class D (ADR)



VIETNAM-0.00%
Vietnam Investment Fund, ordinary, units                                                         6               0
(acquired 8/4/94, cost: less than $1,000)(1)(3)
Vietnam Investment Fund, preferred, units                                                       30             660       .00
 (acquired 8/4/94, cost: $1,208,000)(1)(3)

                                                                                                               660       .00



MULTINATIONAL-2.58%
Asia Pacific Resources International Holdings Ltd. (2)(3)                                3,024,800           1,319       .01
Billiton PLC                                                                            14,716,500          73,649       .42
Black Swan Gold Mines Ltd. (3)                                                           2,275,000             436       .00
Capital International Global Emerging Markets Private                                       56,000          52,493       .30
 Equity Fund, LP (acquired 6/30/99, cost:
 $52,307,000)(1)(2)(3)(4)
Datacraft Asia Ltd                                                                       6,006,561          24,507       .14
DiamondWorks Ltd. (3)                                                                      198,300             105       .00
Glencar Mining PLC (3)                                                                     519,735              15       .00
Goldbelt Resources Ltd.(3)                                                                 766,372              15       .00
IMPSAT Fiber Networks, Inc. (3)                                                          1,306,150           2,612       .01
Kimberley Diamond Co. NL (3)                                                               426,221             135       .00
MIH Ltd., Class A (2)(3)                                                                 2,017,140          28,744       .16
New Asia East Investment Fund Ltd., Class A                                                293,600           1,894
 (acquired 5/23/96, cost: $1,759,000)(1)(3)(4)
New Asia East Investment Fund Ltd., Class B                                              4,006,400          25,837       .16
 (acquired 5/23/96, cost: $24,015,000)(1)(3)(4)
New Europe East Investment Fund Ltd., Class B                                                  436          24,507       .14
 (acquired 6/4/93, cost: $25,559,000)(1)
Panamerican Beverages, Inc., Class A (2)                                                10,463,400         212,407      1.20
Pan Asia Special Opportunities Fund (Cayman)                                               600,000           6,000       .04
(acquired 10/18/00, cost: $ 6,000,000)(1)(2)(3)(4)
StarMedia Network, Inc. (3)                                                                147,600             275       .00

                                                                                                           454,950      2.58



Miscellaneous-0.52%
Equity securities in initial period of acquisition                                      17,767,600          91,490       .52

TOTAL EQUITY SECURITIES (cost:$15,610,011,000)                                                          16,346,735     92.70



                                                                                        Principal          Market   Percent
                                                                                           Amount           Value    Of Net
BONDS AND NOTES                                                                              (000)            (000)  Assets


ARGENTINA-0.63%
Republic of Argentina:
     7.00%/15.50% December 19, 2008 (5)                                              $     76,445      $    57,907
     11.75% February 12, 2007                                                            ARS2,300            1,731
     12.00%  June 19, 2031                                                                 $13,557           9,693
     12.25% June 19, 2018                                                                   36,582          26,065
     Series L, 5.5625% March 31, 2005 (5)                                                   20,125          16,502     .63%

                                                                                                           111,898       .63



BRAZIL-0.28%
Federal Republic of Brazil:
     10.125% May 15, 2027                                                                      650             474
     10.25% January 11, 2006                                                                   750             720
     11.00% August 17, 2040                                                                  3,400           2,528
     11.625% April 15, 2004                                                                    180             184
     Capitalization Bond PIK 8.00% April 15, 2014                                           51,291          38,148
     MYDFA Trust 5.75% September 15, 2007                                                    2,286           1,866
 (acquired 10/2/96, cost: $2,080,000)(1)(6)
     New Money Bond Series L, 5.50%  April 15, 2009 (6)                                      3,812           3,116       .27
Globo Comunicacoes e Participacoes Ltd. 10.625%                                              1,615           1,312
 December 5, 2008
Globo Comunicacoes e Participacoes Ltd. 10.625%                                                315             256       .01
 December 5, 2008 (acquired 6/18/99, cost: $233,000)(1)
McCaw International, Ltd. 0%/13.00% April 15, 2007 (5)                                         170              56       .00
RBS Participacoes SA 11.00% April 1, 2007 (acquired                                            250             209       .00
 7/30/99, cost: $176,000)(1)

                                                                                                            48,869       .28



BULGARIA-0.10%
Republic of Bulgaria:
     Front-Loaded Interest Reduction Bond, Series A,                                        17,485          14,205
 3.00% July 28, 2012 (6)
     Interest Arrears Bonds:
          6.3125%  July 28, 2011 (6)                                                         3,380           2,670
          Past Due Interest Bond 6.3125% July 28, 2011 (6)                                   1,680           1,323       .10

                                                                                                            18,198       .10



INDONESIA-0.06%
APP International Finance Co. BV 11.75% October 1, 2005 (7)                                    700             177       .00
DGS International Finance Co. BV 10.00% June 1, 2007 (7)                                     1,525             107       .00
Indah Kiat Finance Mauritius Ltd. 10.00% July 1, 2007 (7)                                   46,148           9,576       .05
Pindo Deli Finance Mauritius Ltd.:
     10.25% October 1, 2002 (7)                                                              2,035             290
     10.75% October 1, 2007 (7)                                                              3,975             566       .01

                                                                                                            10,716       .06



MEXICO-0.21%
Innova, S de RL 12.875%  Senior Notes due April 1, 2007                                      1,000             908       .01
United Mexican States Government Bonds:
     8.125% December 30, 2019                                                                3,100           2,936
     8.375% January 14, 2011                                                                 4,500           4,541
     8.625% March 12, 2008                                                                   7,300           7,592
     10.375% February 17, 2009                                                                 520             583
     11.375% September 15, 2016                                                             16,245          19,640
     Par Bonds:
          Series A, 0% June 30, 2003 (5)                                                     1,900              19
          Series B, 0% June 30, 2003 (5)                                                     1,200              12       .20

                                                                                                            36,231       .21



NIGERIA-0.01%
Central Bank of Nigeria:
     Par Bond 6.25%  November 15, 2020                                               $      3,250      $     2,092
     Warrants 0%  November 15, 2020                                                              3               0     .01%

                                                                                                             2,092       .01



PANAMA-0.07%
Republic of Panama:
     8.875% September 30, 2027                                                               5,615           5,138
     9.375% April 1, 2029, with put option,                                                  1,505           1,558
 expires April 1,2006
     Interest Reduction Bond 4.50% July 17, 2014 (6)                                         5,531           4,909       .07

                                                                                                            11,605       .07



PERU-0.03%
Republic of Peru:
     Front-Loaded Interest Reduction Bonds:
          4.00% March 7, 2017 (6)                                                            2,355           1,475
          4.00% March 7, 2017 (acquired 12/20/00,                                            1,460             914
 cost: $867,000)(1)(6)
     Past Due Interest Bond 4.50% March 7, 2017 (6)                                          3,900           2,701       .03

                                                                                                             5,090       .03



PHILIPPINES-0.06%
Republic of Philippines 10.625% March 16, 2025                                              12,690          11,516       .06

                                                                                                            11,516       .06



POLAND-0.09%
Republic of Poland:
     8.50% February 12, 2005                                                            PLN39,700            8,371
     8.50% October 12, 2005                                                                 36,000           7,501       .09
PTC International Finance BV 0%/10.75% July 1, 2007 (5)                                       $320             257       .00

                                                                                                            16,129       .09



RUSSIAN FEDERATION-0.17%
Russia 12.75% June 24, 2028 (acquired 6/18/98,                                                 360             356
 cost: $355,000)(1)
Russian Federation:
     5.00% March 31, 2030 (acquired 8/25/00,                                                53,855          25,648
 cost: $23,501,000)(1)(6)
     8.25% March 31, 2010 (acquired 8/25/00,                                                 4,559           3,503       .17
 cost: $3,304,000)(1)

                                                                                                            29,507       .17



SOUTH AFRICA-0.01%
Republic of South Africa 13.50% September 15, 2015                                       ZAR7,635            1,127       .01

                                                                                                             1,127       .01



THAILAND-0.00%
Advance Agro Capital BV 13.00% November 15, 2007                                            $1,000             508       .00

                                                                                                               508       .00



TURKEY-0.08%
Cellco Finance NV:
     12.75% 2005 Senior Notes due August 1,2005                                                750             608
     15.00% 2005 Senior Notes due August 1,2005                                              2,050           1,719       .01
Republic of Turkey:
     10.00% September 19, 2007                                                               1,045             916
     11.875% January 15, 2030                                                               12,280          10,315       .07

                                                                                                            13,558       .08



VENEZUELA-0.03%
Republic of Venezuela:
     9.25% September 15, 2027                                                        $        560      $       388
     Debt Conversion Bond 4.75% December 18,2007 (6)                                         4,488           3,742
     Front-Loaded Interest Reduction Bond,                                                     714             600     .03%
 Series B, 5.6875% March 31, 2007 (6)

                                                                                                             4,730       .03


TOTAL BONDS AND NOTES (cost:$322,717,000)                                                                  321,774      1.83


                                                                                        Principal          Market   Percent
                                                                                           Amount           Value    Of Net
SHORT-TERM SECURITIES                                                                        (000)            (000)  Assets


CORPORATE SHORT-TERM NOTES-4.15%
Alcatel S.A. 4.31% due 7/12/01                                                              50,000          49,929       .28
American Honda Finance Corp. 3.86% due 7/25/01                                              11,100          11,070       .06
ANZ (DE) Inc. 3.60% due 9/20/01                                                             17,200          17,050       .10
Barclays U.S. Funding Corp. 4.03% due 8/14/01                                               32,500          32,337       .18
BP Amoco Capital PLC 4.14% due 7/2/01                                                       78,000          77,973       .44
Canadian Imperial Holdings Inc. 3.93% due 8/24/01                                           50,000          49,702       .28
Ciesco LP 3.73% due 7/2/01                                                                  26,300          26,295
Citicorp 3.82% due 7/2/01                                                                   30,000          29,994       .32
Commerzbank U.S. Finance Inc. 3.74% due 9/11/01                                             28,500          28,276       .16
Den Danske Corp. Inc. 3.72% due 9/28/01                                                     19,300          19,121       .11
Electricite de France 4.19% due 7/2/01                                                      35,400          35,392       .20
Halifax PLC 3.75%-4.60% due 7/9-9/10/01                                                     40,000          39,803       .23
Merck & Co. Inc. 3.88% due 7/2/01                                                           50,000          49,989       .28
Private Export Funding Corp. 4.02% due 11/07/01                                             24,750          24,415       .14
Rio Tinto PLC 3.98% due 7/6/01                                                              13,200          13,191       .07
Societe Generale N.A. Inc. 4.13%-4.71% due 7/17-10/29/01                                    50,800          50,249       .29
Spintab (Swedmortgage) AB 3.94% due 8/20/01                                                 41,500          41,270       .23
Svenska Handelsbanken Inc. 3.76% due 9/14/01                                                25,000          24,802       .14
Transamerica Finance Corp. 3.89%-4.23% due 7/5-7/13/01                                      40,000          39,956       .24
UBS Finance Delaware LLC 4.14% due 7/2/01                                                    7,100           7,098       .04
Unilever N.V. 3.71% due 7/27/01                                                             34,000          33,906       .19
Westpac Trust Securities NZ Ltd. 4.19% due 8/3/01                                           30,000          29,882       .17

                                                                                                           731,700      4.15



FEDERAL AGENCY DISCOUNT NOTES-2.05%
Fannie Mae 3.62%-4.51% due 7/18-12/14/01                                                   220,000         217,747      1.23
Federal Home Loan Bank Discount Corp. 3.81%-4.06%                                           52,300          52,261       .30
 due 7/6-7/9/01
Freddie Mac 3.54%-3.91% due 8/16-9/13/01                                                    92,300          91,761       .52

                                                                                                           361,769      2.05


CERTIFICATES OF DEPOSIT-0.14%
Deutsche Bank NY 4.06% due 7/6/01                                                           25,000          25,000       .14


NON-U.S. CORPORATE OBLIGATIONS-0.00%
Indah Kiat Finance Mauritius Ltd. 11.875% due 6/15/02 (5)                                    2,950             804       .00



NON-US GOVERNMENT SHORT-TERM OBLIGATIONS-0.34%
Letra Tesouro Nacional due 4/3/02 (5)                                                       BRL14      $     5,210     .03%
Polish Government Bonds, Series PLN,  due 4/21/02 (5)                                   PLN21,460            4,761       .03
Turkish Government Treasury Bills due 12/05/01-6/26/02 (5)                          TRL86,965,000           49,150       .28

                                                                                                            59,121       .34
NON-US CURRENCY-0.05%
Taiwanese Dollar                                                                       TWD317,003            9,221       .05


TOTAL SHORT-TERM SECURITIES (cost: $1,196,920,000)                                                       1,187,615      6.73

TOTAL INVESTMENT SECURITIES (cost: $17,129,648,000)                                                     17,856,124    101.26

Net unrealized depreciation of foreign                                                                     (24,129)    (.14)
 currency contracts (8)

Excess of payables over cash and receivables
     (excludes open foreign currency contracts)                                                           (198,460)   (1.12)

NET ASSETS                                                                                             $17,633,535  100.00%



(1)Purchased in a private placement transaction:
   resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30,2001, the total market value and cost of such securities was $396,388,000 and $456,449,000, respectively, and the market value
   represented 2.25% of net assets. Such
   securities, excluding certain convertible bonds and American Depositary Receipts, are valued at fair value.
(2)The fund owns 5.00% or more of the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
(3)Non-income producing securities.
(4)Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(5)Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.
(6)Coupon rate may change periodically.
(7)Security is currently in default.
(8)As of June 30, 2001, the net payable consists of the following:

                                                                        U.S.
                                                                   Valuation
                                                                          at
                                            Contract      Amount      6/30/01
                                                                                     Unrealized
                                                                                   Appreciation
                                            Non-U.S.        U.S.      Amount     (Depreciation)
                                               (000)       (000)       (000)              (000)

Sales:
Korean Won expiring                   KRW654,084,713    $517,281     $499,199          $  18,082
 7/5/01-3/27/02
Mexican Peso expiring                   MXN4,498,626     444,668      486,879           (42,211)
 8/27-11/30/01

Foreign Currency Contracts
 - net                                                                                  ($24,129)

SYMBOLS:

SECURITIES:
ADR - American Depositary Receipts
ADS - American Depositary Shares
GDR - Global Depositary Receipts
GDS - Global Depositary Shares

NON-U.S. CURRENCY:
ARS - Argentine Peso
BRL - Brazilian Real
INR - Indian Rupee
KRW - Korean Won
MXN - Mexican Peso
PHP - Philippine Peso
PLN - Polish Zloty
TRL - Turkish Lira
TWD - Taiwan Dollar
ZAR - South African Rand

See Notes to Financial Statements

EQUITY SECURITIES ADDED TO THE
PORTFOLIO SINCE DECEMBER 31, 2000

Acer
America Movil
Anglo American Platinum
Cheil Communications
China Unicom
Cia Paranaense de Energia-COPEL
GigaMedia
H & CB
Namakwa Diamond
Organizacion Soriana
RITEK
Shangri-La Asia
Shinsegae
Telecom Argentia STET-France Telecom
Turkcell Iletisim Hizmetleri


EQUITY SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE DECEMBER 31, 2000

ABB ALSTOM POWER India
Aminex
Asia Pulp & Paper
Asian Hotels
Bompreco SA Supermercados do Nordeste
Brasil Telecom Participacoes
Carso Global Telecom
China Development Industrial Bank
China Eastern Airlines
China Steel
CMC Magnetics
COSCO Pacific
Credit Rating Information Services of India
De Beers Consolidated Mines
ECI Telecom
Elektrim
Essar Steel
Flex Industries
Genting International
Grupo Carso
Guinness Anchor
Hap Seng Consolidated
Hindustan Petroleum
Huaneng Power International
Indian Rayon and Industries
Indo-Rama Synthetics
IRSA Inversiones y Representaciones
Ispat Industries
Jiangsu Expressway
Korea Zinc
LG Electronics
Manila Electric
Metro Cash and Carry
Microelectronics Technology
Mustika Ratu
New World China Land (Cayman)
Nizhny Novgorod Sviazinform
Old Mutual
Partner Communications
Post Publishing
Raymond Woollen Mills
Realpar Participacoes
Real SA Participacoes e Administracao
Remgro
RHB Capital
Santa Isabel
Sasol
Serm Suk
Shandong International Power Development
Sibir Energy
Siliconware Precision Industries
Sociedad Quimica y Minera de Chile
Soktas
St. Petersburg Telephone Network
Trigem Computer
Union Cement
United Phosphorus
VerFin
Videsh Sanchar Nigam
Votorantim Celulose e Papel
Vyyo
Warisan TC Holdings


Financial Statements

Statement of Assets and Liabilities
at June 30, 2001
(dollars in thousands, except per share data)

Assets:
 Investment securities at market
  (cost: $17,129,648)                                                                   $17,856,124
 Cash                                                                                         4,836
 Collateral for securities loaned at market                                                 193,097
 Receivables for--
  Sales of investments                                                    $35,442
  Sales of fund shares                                                     88,198
  Dividends and accrued interest                                           53,632           177,272
   Open forward currency contracts                                              0
                                                                            -----             -----
                                                                                         18,231,329
                                                                                              -----
Liabilities:
 Non-U.S. taxes payable                                                                      15,110
 Payable upon return of securities loaned                                                   193,097
 Payables for--
  Purchases of investments                                                124,756
  Unfunded capital commitments                                             52,715
  Redemption of fund shares                                               175,354
  Open forward currency contracts                                          24,129
  Management services                                                       8,844
  Accrued expenses                                                          3,789           389,587
                                                                            -----             -----
                                                                                            597,794
                                                                                              -----
Net Assets at June 30, 2001 --
  Equivalent to $48.21 per share on
  365,781,814 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                                                  $17,633,535
                                                                                     ==============



Statement of Operations
for the Year Ended June 30, 2001                                      (dollars in
                                                                       thousands)


Investment Income:
 Income:
  Dividends                                                              $271,527
  Interest                                                                 93,354
                                                                            -----          $364,881
 Expenses:
  Management services fee                                                 112,255
  Custodian fee                                                            15,228
  Registration statement and prospectus                                        82
  Auditing and legal fees                                                     242
  Reports to shareholders                                                      32
  Taxes other than federal income tax                                         302
  Directors' fees                                                             382
  Other expenses                                                              268           128,791
                                                                            -----             -----
 Income before non-U.S. taxes                                                              (128,791)
 Non-U.S. taxes                                                                                   -

 Net investment income                                                                      236,090
                                                                                              -----
Realized Loss and Unrealized
 Depreciation on Investments:
 Realized loss before non-U.S. taxes                                     (853,498)
 Non-U.S. taxes                                                            (5,207)
                                                                            -----
  Net realized loss                                                                        (858,705)

 Net unrealized depreciation on investment
  securities                                                           (6,271,389)
 Net change in unrealized depreciation
   on open forward currency contracts                                      (3,921)
                                                                            -----
  Net unrealized depreciation                                          (6,275,310)
  Non-U.S. taxes                                                           70,372
                                                                            -----
   Net unrealized depreciation on
    investments                                                                          (6,204,938)
                                                                                              -----
 Net realized loss and net unrealized
  depreciation on investments                                                            (7,063,643)
                                                                                              -----
Net Decrease in Net Assets Resulting
 from Operations                                                                        ($6,827,553)
                                                                                     ==============


Statement of Changes in Net Assets
(dollars in thousands)
                                                                       Year Ended
                                                                         June 30,
                                                                             2001              2000
                                                                            -----             -----
Operations:
 Net investment income                                                   $236,090          $236,307
 Net realized gain(loss)on investments                                   (858,705)          544,096
 Net unrealized appreciation (depreciation)
  on investments                                                       (6,204,938)        3,713,358
                                                                            -----             -----
  Net increase (decrease) in net assets
   resulting from operations                                           (6,827,553)        4,493,761
                                                                            -----             -----
Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income                                                      (124,077)         (318,059)
                                                                            -----             -----
Capital Share Transactions:
 Proceeds from shares sold:
  63,936,985 and 39,012,206 shares, respectively                        3,439,276         2,639,392
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  2,256,260 and 4,595,840 shares, respectively                            112,565           288,159
 Cost of shares repurchased:
  30,007,641 and 40,834,319 shares, respectively                       (1,605,326)       (2,612,027)
                                                                            -----             -----

  Net increase in net assets
   resulting from capital share
   transactions                                                         1,946,515           315,524
                                                                            -----             -----
Total Increase (Decrease) in Net Assets                                (5,005,115)        4,491,226

Net Assets:
 Beginning of year                                                     22,638,650        18,147,424
                                                                            -----             -----
 End of year (including undistributed net
  investment income: $142,125 and
  $23,786, respectively)                                              $17,633,535       $22,638,650
                                                                   ==============    ==============
See Notes to Financial Statements


Notes to Financial Statements


1.  Organization and Significant Accounting Policies

Organization - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

Significant Accounting Policies - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Security Valuation - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Bonds and notes are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

Non-U.S. Currency Translation - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets in an amount sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized daily over the expected life of the security.

Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

Forward Currency Contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

Options - The fund may purchase options in order to manage its exposure to local markets. The primary risks associated with the use of options are the imperfect correlation between the change in market value of securities and the value of options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contracts.


2. Non-U.S. Investments

Investment Risk - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended June 30, 2001, such non-U.S. taxes paid were $31,483,000.

Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain at the appropriate rates for each jurisdiction.

Currency Gains and Losses - Net realized currency gains on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, forward contracts and other receivables and payables, on a book basis, were $10,118,000 for the year ended June 30, 2001.


3. Federal Income Taxation

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and net gains are realized by the fund.

As of June 30, 2001, the cost of investment securities, excluding forward currency contracts, for income tax reporting purposes was $17,223,688,000. Net unrealized appreciation on investments, excluding forward currency contracts aggregated $624,429,000, net of accumulated deferred taxes totaling $8,007,000, of which $4,042,491,000 related to appreciated securities and $3,418,062,000 related to depreciated securities. For the year ended June 30, 2001, the fund recognized, for federal income tax purposes, capital losses totaling $22,933,000. As of June 30, 2001, the fund has available a net capital loss carryforward totaling $791,232,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for federal income tax purposes, to fiscal year ending June 30, 2002, the recognition of capital losses totaling $845,606,000, which were realized during the period November 1, 2000 through June 30, 2001. For the year ended June 30, 2001, the fund recognized, for federal income tax purposes, net losses related to non-U.S. currency transactions of $10,469,000. Such amounts are treated as ordinary loss for federal income tax purposes.


4. Fees and Transactions with Related Parties

Investment Advisory Fee - The fee of $112,255,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agree-ment provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned indirect subsidiary of The Capital Group Companies, Inc.

Transfer Agent Fee - A fee of $26,000 was incurred during the year ended June 30, 2001, pursuant to an agreement with American Funds Service Company, the transfer agent for the fund. This amount is included with other expenses.

Deferred Directors' Fees - Directors who are unaffiliated with CII may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of June 30, 2001, the cumulative amount of these liabilities was $218,000. These amounts are included with accrued expenses. Directors' fees during the year ended June 30, 2001, were $382,000, comprised of $160,000 in current fees (either paid in cash or deferred), and $222,000, representing the net increase in the value of deferred compensation.


5. Investment Transactions and Other Disclosures

As of June 30, 2001, accumulated undistributed net realized loss on investments was $1,689,984,000 and additional paid-in capital was $18,483,552,000. The fund reclassified $6,326,000 to undistributed net investment income from undistributed net realized loss for the fiscal year ended June 30, 2001, as a result of permanent differences between book and tax.

The fund made purchases and sales of investment securities, excluding certain short-term securities, of $6,395,178,000 and $4,710,473,000 respectively, during the year ended June 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended June 30, 2001, the custodian fee of $15,228,000 includes $344,000 that was paid by these credits rather than in cash.

The fund has an agreement with its custodian which allows the custodian to lend eligible securities held by the fund to third parties. The agreement provides for the custodian to maintain an adequate level of collateral from the third party, which initially will be in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S. securities, respectively. The collateral is limited to U.S. dollar cash which is invested in a separate account managed by the custodian in accordance with fund-specified guidelines as to permissible investments. As of June 30, 2001, the fund loaned securities with a market value of approximately $188,521,000 and held collateral of $193,097,000 for the loans. The fund earned $50,000 for the year ended June 30, 2001 in connection with securities lending activities. This amount is included in interest income.


Per-Share Data and Ratios
Year ended June 30

                                                2001        2000        1999      1998      1997

Net Asset Value, Beginning of
 Year                                         $68.69      $55.53      $46.05    $70.87    $57.57
                                            --------    --------    --------  --------  --------
 Income from Investment
  Operations:
  Net investment income                         0.68        0.58        1.48      1.56      1.61
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                      (20.76)      13.86        8.03    (20.69)    14.51
  Non-U.S. taxes                                (.04)       (.30)       (.03)     0.05      (.01)
                                            --------    --------    --------  --------  --------
   Total income (loss) from
    investment operations                     (20.12)      14.14        9.48    (19.08)    16.11
                                            --------    --------    --------  --------  --------
 Less Distributions:
  Dividends from net
   investment income                            (.36)       (.98)        ___     (2.36)    (1.79)
  Distributions from net
   realized gains                                ___         ___         ___     (3.38)    (1.02)
                                            --------    --------    --------  --------  --------
   Total distributions                          (.36)       (.98)        ___     (5.74)    (2.81)
                                            --------    --------    --------  --------  --------
Net Asset Value, End of Year                  $48.21      $68.69      $55.53    $46.05    $70.87
                                             =======     =======     =======   =======   =======
Total Return                                 (29.31)%      25.63%      20.59%  (27.56)%   29.17%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                              $17,634     $22,639     $18,147   $12,364   $13,584
 Ratio of expenses to average
  net assets                                     .68%        .71%        .73%      .76%      .78%
 Ratio of expenses and non-U.S.
  taxes to average net assets                    .75%       1.15%        .73%      .80%      .78%
 Ratio of net income to average
  net assets                                    1.25%       1.11%       3.03%     2.58%     2.74%
Portfolio turnover rate                        26.10%      35.86%      33.71%    23.41%    23.75%



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Emerging Markets Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 2001, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
July 31, 2001




TAX INFORMATION                                    (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. Please note that the fund made distributions to its shareholders during the current fiscal year of $0.36 per share.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended June 30, 2001 is $36,691,000. Foreign-source income earned by the fund for the fiscal year ended June 30, 2001 was $178,072,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the amounts above are reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2002 to determine the calendar year amounts to be included on their 2001 tax returns. Shareholders should consult their tax advisers.


BOARD OF DIRECTORS

R. Michael Barth, The Hague, The Netherlands
Chief Executive Officer, F.M.O.,
The Netherlands Development Finance Company

Collette D. Chilton, Murray Hill, New Jersey
Chief Investment Officer,
Lucent Technologies, Inc.

Nancy Englander, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

David I. Fisher, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

Khalil Foulathi, Abu Dhabi, United Arab Emirates
Executive Director, Abu Dhabi Investment Authority

Beverly L. Hamilton, Avon, Connecticut
Investment Management Adviser;
former President, ARCO Investment
Management Company

David F. Holstein, Huntington, New York
Managing Director, Global Equities
General Motors Investment Management Corp.

Raymond Kanner, Stamford, Connecticut
Director, Global Equity Investments,
IBM Retirement Funds

Helmut Mader, Kronberg, Germany
Former Director, Deutsche Bank AG

William Robinson, New South Wales, Australia
Director, Deutsche Fund Management Limited

Gerrit Russelman,* Zeist, The Netherlands
Director, Equities,
Pensioenfonds PGGM

Aje K. Saigal, Singapore
Chief Investment Officer, Global Equities,
Government of Singapore Investment Corp. Pte Ltd.

Nestor V. Santiago,* Washington, D.C.
Vice President and CIO,
Howard Hughes Medical Institute

Walter P. Stern, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital International, Inc.

Shaw B. Wagener, Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital International, Inc.


OTHER OFFICERS

Roberta A. Conroy, Los Angeles, California
Senior Vice President
Senior Vice President, Senior Counsel and Director,
Capital Guardian Trust Company

Hartmut Giesecke, Singapore
Senior Vice President of the fund
Chairman of the Board and Director,
Capital International K.K.;
Senior Vice President and Director,
Capital International, Inc.

Victor D. Kohn, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

Nancy J. Kyle, New York, New York
Senior Vice President of the fund
Senior Vice President and Director,
Capital Guardian Trust Company

Michael A. Felix, Brea, California
Vice President and Treasurer of the fund
Senior Vice President, Capital International, Inc.

Peter C. Kelly, Los Angeles, California
Vice President of the fund
Senior Vice President, Senior Counsel and Director,
Capital International, Inc.

Robert H. Neithart, Los Angeles, California
Vice President of the fund
Executive Vice President and Research Director of Emerging Markets, and Director,
Capital International Research, Inc.

Abbe G. Shapiro, Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

Lisa B. Thompson, New York, New York
Vice President of the fund
Vice President and Research Director
of Emerging Markets, and Director,
Capital International Research, Inc.

Vincent P. Corti,** Los Angeles, California
Secretary of the fund
Vice President, Fund Business Management Group,
Capital Research and Management Company

Valerie Y. Lewis, Los Angeles, California
Assistant Secretary of the fund
Fund Compliance Specialist,
Fund Business Management Group,
Capital Research and Management Company

Jeanne M. Nakagama, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.

Lee K. Yamauchi, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.

*Elected Directors of the fund, effective July 10, 2001
**Elected Secretary of the fund, effective July 10, 2001


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL INTERNATIONAL, INC.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  TAG/WS/CGRC/5185
/c/2001 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-011-0801(NLS)